Exhibit 99.1

CinCor Pharma Appoints Michael W. Kalb, Executive Vice President and Chief Financial Officer

WALTHAM, MA, November 7, 2022 (GLOBE NEWSWIRE) -- CinCor Pharma, Inc. (“CinCor”) announced the appointment of Michael W. Kalb as Executive Vice President and Chief Financial Officer (CFO), effective November 4. An accomplished financial executive with product launch and commercialization experience in cardiovascular therapeutics, Mr. Kalb brings over 25 years of global financial, operations and strategic transactional experience. He is replacing Terry Coelho who is retiring from her role as Executive Vice President, CFO and Chief Business Development Officer.

“We are delighted to welcome Mike to the CinCor team during this important time as we approach potential commercialization of baxdrostat,” said Marc de Garidel, CinCor’s Chief Executive Officer. “Mike’s experience including product launch and commercialization experience in the cardiovascular sector and with varied forms of global strategic transactions, will position us for success as we enter the next phase following our planned announcement of topline Phase 2 HALO data for baxdrostat in uncontrolled hypertension before year-end.”

Mr. Kalb added, “CinCor has the opportunity to transform the treatment of hypertension with a potentially game-changing new mechanism of action that selectively targets a known driver of hypertension. I am impressed by the quality of the management team and board of directors, the exciting Phase 2 BrigHtn data, and attractive potential business prospects for baxdrostat. I look forward to working with the team to advance the goal of bringing a much-needed treatment option to patients with broad unmet needs in hypertension.”

Mr. Kalb’s experience includes six years as Chief Financial Officer for Amarin Corporation, a publicly traded, multinational cardiovascular focused pharmaceutical company. Prior to Amarin, he worked for seven years at Taro Pharmaceuticals where he was the Chief Financial Officer and Chief Accounting Officer. His experience also includes Director in the Accounting and Financial Consulting Group of Huron Consulting Group Inc., where he focused on supporting complex accounting matters and strategic transactions, and over 10 years at Ernst & Young, LLP within its Transaction Advisory Services Group, where he advised clients on mergers and acquisitions, and the Audit Assurance Services Group. He is a Certified Public Accountant.

Terry Coelho, CinCor’s previous CFO, has decided to retire to focus on personal and family matters after successfully leading CinCor through its initial public offering in January and a recent follow-on offering, positioning the Company to execute on its future plans. Her retirement is concurrent with Mr. Kalb becoming CFO.

Exhibit 99.1

“I want to thank Terry for her many contributions to CinCor over the past year,” added Mr. de Garidel. “She was foundational to our journey and establishing CinCor’s strong financial position. We wish her the best in her retirement.”

About CinCor

CinCor, founded in 2018, is a clinical-stage biopharmaceutical company with a mission to bring innovation to the pharmaceutical treatment of cardio-renal diseases. Its lead asset, baxdrostat (CIN-107), a highly selective, oral small molecule inhibitor of aldosterone synthase, is in clinical development for the treatment of hypertension and primary aldosteronism.

About Baxdrostat (CIN-107)

Baxdrostat is a highly selective, oral small molecule inhibitor of aldosterone synthase, the enzyme responsible for the synthesis of aldosterone in the adrenal gland, in development for patient populations with significant unmet medical needs, including treatment-resistant hypertension and primary aldosteronism. Hypertension, which is defined by the American College of Cardiology and the American Heart Association as resting blood pressure above 130/80 mm Hg, is generally acknowledged to be one of the most common preventable risk factors for premature death worldwide. Though often asymptomatic, hypertension significantly increases the risk of heart disease, stroke, and kidney disease, amongst other diseases. It is estimated that as much as 20% of the global population suffers from hypertension, including nearly one-half of the adult population in the U.S., or 116 million hypertensive patients.

Forward-Looking Statements

This press release contains certain forward-looking statements, including, but not limited to, statements related to CinCor’s business in general; the development and commercial potential of baxdrostat; the anticipated timing of disclosure of results of CinCor’s Phase 2 HALO clinical trial; the therapeutic potential of baxdrostat (CIN-107), including its potential to be an effective treatment for patients with treatment-resistant hypertension, uncontrolled hypertension and CKD, and the ability of baxdrostat to address multiple unmet needs in patients; the potential of baxdrostat to emerge as a game-changing new mechanism of action in the hypertension treatment paradigm the financial position of the Company and the Company to execute on its future plans; and other statements that are not historical facts. Because such statements are subject to risks and uncertainties, actual results may differ from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “believes,” “expected,” “intends,” “plan,” “may”, “will,” “project”, “estimate”, “continue,” “advance” and “future” or similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on CinCor’s current plans, objectives, estimates, expectations and intentions, involve assumptions that may never materialize or may prove to be incorrect and inherently involve significant risks and uncertainties, including factors beyond CinCor’s control, that could cause actual results, performance, or achievement to differ materially and adversely from those anticipated or implied in the statements, including, without limitation, CinCor has

Exhibit 99.1

incurred significant operating losses since its inception; CinCor has a limited operating history and no history of commercializing products; CinCor will require substantial additional funding to finance its operations; CinCor’s business is entirely dependent at this time on the success of one drug, baxdrostat; initial, interim, “top-line” and preliminary data from clinical trials announced or published from time to time may change; CinCor may not be successful in its efforts to expand its pipeline beyond baxdrostat; success in preclinical studies or earlier clinical trials may not be indicative of results in future clinical trials; enrollment and retention of patients in clinical trials could be delayed; CinCor relies and will rely on third parties to conduct, supervise and monitor existing clinical trials and potential future clinical trials; developments from the company’s competitors and the marketplace for the company’s products; and CinCor’s business, operations and clinical development timelines and plans may be adversely affected by the evolving and ongoing COVID-19 pandemic, geopolitical events, including the ongoing military conflict between Russia and Ukraine and related sanctions against Russia, and macroeconomic conditions, including rising inflation and uncertain credit and financial markets, and matters related thereto; and other risks and uncertainties affecting the company, including those described under the caption “Risk Factors” and elsewhere in CinCor’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC) on March 22, 2022, CinCor’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022 filed with the SEC on May 10, 2022, CinCor’s Quarterly Report on Form 10-Q for the three months ended June 30, 2022 filed with the SEC on August 8, 2022, CinCor’s Quarterly Report on Form 10-Q for the three months ended September 30, 2022 filed with the SEC on November 3, 2022, and other filings and reports that CinCor may file from time to time with the SEC. Other risks and uncertainties of which CinCor is not currently aware may also affect the company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. All forward-looking statements contained in this press release speak only as of the date on which they were made and are based on management’s assumptions and estimates as of such date. CinCor undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

Contacts: Investors:
Michael W. Kalb Bob Yedid
CinCor Pharma, Inc. LifeSci Advisors
EVP and CFO ir@CinCor.com